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                             PRICE WATERHOUSE LLP


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-91660) of Apogee, Inc. of our report dated March 23, 1998 appearing on page 39 of this Form 10-K/A.


PRICE WATERHOUSE LLP


Philadelphia, PA
June 10, 1998